THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CG Variable Annuity Separate Account II
Accru Nationwide
Accru NY

Supplement dated June 20, 2016

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

PIMCO VIT Money Market Portfolio.  The PIMCO Variable Insurance Trust has informed us that the PIMCO VIT Money Market Portfolio will be liquidated on or about September 23, 2016, and as a result, will no longer be available as an investment option under your contract.  You must transfer all money out of the PIMCO VIT Money Market Portfolio Subaccount and into another Subaccount within your contract prior to the close of business September 22, 2016. The PIMCO VIT Money Market Portfolio is closing to additional deposits as of the close of business September 1, 2016.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the Goldman Sachs VIT Government Money Market Fund Subaccount. Once this transfer occurs, any future allocations of purchase payments and/or contract value that you previously designated to the PIMCO VIT Money Market Portfolio Subaccount will be allocated to the Goldman Sachs VIT Government Money Market Fund Subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund closure, please refer to the fund’s prospectus, as supplemented.

The Goldman Sachs VIT Government Money Market Fund will be available for investment beginning August 8, 2016. The investment objective of the fund is to seek maximum current income through investment in U.S. short-term debt obligations. The investment adviser is Goldman Sachs Asset Management, L.P. For complete details relating to the Goldman Sachs VIT Government Money Market Fund, including risks, investment policies and strategies, please refer to the Goldman Sachs VIT Government Money Market Fund’s prospectus.

The following table reflects the expenses charged by the Goldman Sachs VIT Government Money Market Fund (Institutional Shares) as of December 31, 2015 (as a percentage of each fund’s average net assets):

Management Fees (before any waivers/ reimbursements) +	12b-1 Fees (before any waivers/ reimbursements) +	Other Expenses1 (before any waivers/ reimbursements) =	Total Expenses (before any waivers/ reimbursements)	Total Contractual waivers/ reimbursements	Total Expenses (after any waivers/ reimbursements)
0.20%	0.00%	0.11%	0.31%	-0.08%	0.23%
1The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) equal on an annualized basis to 0.004% of the fund’s average daily net assets through at least April 30, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Please retain this Supplement for future reference.